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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 28, 1996


                            Waxman Industries, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                       0-5888                    34-0899894
(State or other jurisdiction of (Commission File Number) (IRS Employer Identification
       Incorporation)                                             Number)

                24460 Aurora Road, Bedford Heights, Ohio   44146
         (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code:  (216) 439-1830


                                 Not Applicable
         (Former name or former address, if changed since last report.)


                            Exhibit Index on page 4.





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Item 5.      Other Events.
             -------------

             On February 28, 1996, Waxman Industries, Inc. (the "Company") issued a press release announcing that Waxman USA Inc., a wholly-owned subsidiary of the Company, commenced an offer to exchange all of the Company's outstanding 13 3/4% Senior Subordinated Notes due June 1, 1999 for a like amount of 11 1/8% Senior Notes due September 1, 2001 of Waxman USA and is soliciting consents from the holders of the 13 3/4% Senior Subordinated Notes to certain proposed amendments to the Senior Subordinated Note Indenture.

             The press release with respect to the foregoing announcement is attached as an exhibit hereto and is incorporated by reference herein.

Item 7.      Financial Statements and Exhibits.
             ---------------------------------

             (c) Exhibits

1.           Press release issued by Waxman Industries, Inc. on February 28,
             1996.





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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        WAXMAN INDUSTRIES, INC.



                                        By:     /s/ Andrea Luiga
                                                ________________________
                                                Name:    Andrea Luiga
                                                Title:   Chief Financial Officer



Date:  March 6, 1996





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                           Waxman Industries, Inc.

                          Current Report on Form 8-K

                                Exhibit Index



Exhibit No.                                                              Page
-----------                                                              ----

     (1)         Press release issued by Waxman Industries, Inc. on
                 February 28, 1996





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